AMENDMENT NO. 2 TO CREDIT AGREEMENT

Amendment No. 2, dated as of November 24, 2010 (this “Amendment”), to the First Lien Credit Agreement, dated as of June 15, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IntraLinks Holdings, Inc., a Delaware corporation (“Holdings”), IntraLinks, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”) and the other agents and arrangers named therein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, subsection 10.6(a) of the Credit Agreement permits the Borrower and the Requisite Lenders to enter into amendments to and waive any provision of the Credit Agreement; and

WHEREAS, the Requisite Lenders and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

   Section 1.       Amendments

(a)           Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

““Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of November 24, 2010.”

““Follow On Equity Offering” means a public offering of common stock of Holdings that is consummated on or prior to June 30, 2011.

““Follow On Equity Offering Second Lien Prepayment” has the meaning assigned to such term in Section 6.16.”

““Second Amendment Effective Date” shall have the meaning assigned to such term in Amendment No. 2.

(b)           The definition of Specified Equity Amount in subsection 1.1 of the Credit Agreement shall be amended to add the following immediately after the words “Qualifying IPO” appear therein:

“or, to the extent used to make the Follow On Second Lien Prepayment, the Follow On Equity Offering”.

(c)           A new Section 6.16 shall be added to the Credit Agreement which shall read as follows:

6.16           Use of Proceeds of Follow On Equity Offering.  The gross proceeds of the Follow On Equity Offering shall be used, upon the consummation of the Follow On Equity Offering, (x) to voluntarily prepay amounts outstanding under the Second Lien Credit Agreement at a prepayment price not to exceed the price set forth in subsection 2.4B(ii) thereof as such provision is in effect on the Second Amendment Effective Date (the “Follow On Second Lien Prepayment”) and (y) to the extent that the gross proceeds of the Follow On Equity Offering remain after the prepayment referred to in immediately preceding clause (y), first, to pay for the fees and expenses relating thereto and second, for general corporate purposes, including permitted Investments.

(d)           A third sentence shall be added to subsection 7.10(B) of the Credit Agreement, which shall read as follows:

“Notwithstanding the foregoing, the foregoing shall not prevent the making of the Follow On Second Lien Prepayment.”

        Section 2.      Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied, as evidenced by written confirmation of satisfaction from the Administrative Agent (the “Second Amendment Effective Date”):

(a)           the Administrative Agent shall have received this Amendment, duly executed by the Borrower, Holdings and a number of Lenders sufficient to constitute the Requisite Lenders;

(b)           the Administrative Agent shall have received an Officer’s Certificate of the Borrower certifying that the representations and warranties in Section 3 shall be true and correct as of the Second Amendment Effective Date and (y) no default shall have occurred and be continuing under the Second Lien Credit Agreement; and

(c)           the Borrower shall have paid all amounts under Section 4;

provided that the Second Amendment Effective Date shall not occur unless the Borrower shall have delivered its signature page hereto no later than the first Business Day following receipt by the Administrative Agent of the signature pages hereto by the Requisite Lenders.

        Section 3.      Representations and Warranties

On and as of the Second Amendment Effective Date, after giving effect to this Second Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)           The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate, partnership or limited liability action on the part of the Borrower.  This Amendment is the legally valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b)           the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date;

(c)           no Default or Event of Default has occurred and is continuing under the Credit Agreement or the Second Lien Credit Agreement; and

        Section 4.      Fees and Expenses

(a)           On the Second Amendment Effective Date, each Lender which shall have duly executed and delivered to the Borrower and the Administrative Agent this Amendment on or prior to 5:00 p.m., New York City time, on November 23, 2010 shall be paid a fee by Borrower equal to 0.10% (the “Fee Percentage”) multiplied by the sum of the aggregate principal amount of outstanding Term Loans and the Revolving Loan Commitment (whether drawn or undrawn) of such Lender as of the Second Amendment Effective Date as set forth on the Register maintained by the Administrative Agent.

(b)           The Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with this Amendment (including the reasonable, documented fees of Cahill Gordon & Reindel llp), whether or not the Second Amendment Effective Date occurs.  On the Second Amendment Effective Date, the Borrower further agrees to pay those fees agreed to separately agreed to between the Administrative Agent and any Affiliate thereof and the Borrower with respect to this Amendment.

        Section 5.      Reference to and Effect on the Loan Documents

(a)           Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Holdings, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c)           Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

(d)           This Amendment is a Loan Document.  For the avoidance of doubt, the indemnification provisions set forth in subsection 10.3 of the Credit Agreement shall apply to this Amendment.

        Section 6.      Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 7.      Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

        Section 8.      Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

        Section 9.       Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

        Section 10.    Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

        Section 11.    Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        Section 12.    Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO SECTION 12 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.  IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

INTRALINKS HOLDINGS, INC.,
as Holdings

By:	/s/ Anthony Plesner
Name: Anthony Plesner
Title: Chief Financial Officer

INTRALINKS, INC., as Borrower

By:	/s/ Anthony Plesner
Name: Anthony Plesner
Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Avery Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: PM

[If a second signature is required]

By:
Name:
Title:

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Lime Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: PM

[If a second signature is required]

By:
Name:
Title:

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Emerson Place CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: PM

[If a second signature is required]

By:
Name:
Title:

ING CAPITAL LLC,
as a Lender

By:	/s/ Lawrence P. Eyink
Name: Lawrence P. Eyink
Title: Director

ORIX Finance Corp.,
as a Lender

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Sr. Managing Director

[If a second signature is required]

By:	N/A
Name:
Title:

Knightsbridge CLO 2007-1 LIMITED, as Lender

By:	ACKB LLC,
as investment manager

By:	Ivy Hill Asset Management, L.P.,
its Managing Member

By:	/s/ Ryan Cascade
Name: Ryan Cascade
Title: Duly Authorized Signatory

Knightsbridge CLO 2008-1 LIMITED, as Lender

By:	ACKB LLC,
as investment manager

By:	Ivy Hill Asset Management, L.P.,
its Managing Member

By:	/s/ Ryan Cascade
Name: Ryan Cascade
Title: Duly Authorized Signatory

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CREDIT STRATEGIES CLO, LTD.
BABSON MID-MARKET CLO LTD. 2007-II
BABSON LOAN OPPORTUNITY CLO, LTD.
LOAN STRATEGIES FUNDING LLC
SAPPHIRE VALLEY CDO I, LTD., as Lenders

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name: Michael Best
Title: Director

BABSON CAPITAL LOAN PARTNERS I, L.P.
OLYMPIC PARK LTD., as Lenders

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Michael Best
Name: Michael Best
Title: Director

CREDIT SUISSE AG,
Cayman Islands Branch

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

[If a second signature is required]

By:	/s/ Enrique Landaeta
Name: Enrique Landaeta
Title: Vice President

DEXTERA,
as a Lender

By:	/s/ Liza Rahmat
Name: Liza Rahmat
Title: Authorized Signatory

[If a second signature is required]

By:	N/A
Name:
Title:

LMP Corporate Loan Fund, Inc.

By:	Citi Alternative Investments LLC, as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

CCA EAGLE LOAN MASTER FUND LTD.

By:	Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

REGATTA FUNDING LTD.

By:	Citi Alternative Investments LLC, attorney-in-fact, as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

Seal Rock Offshore Funding, L.L.C.
as a Lender

By:	/s/ Michael Linn
Name: Michael Linn
Title: Managing Member